EXHIBIT 10.1
                                                                    ------------

                                                                  EXECUTION COPY

                              SETTLEMENT AGREEMENT

     This Settlement Agreement ("Agreement") is effective as of November 16, 2005 (the "Effective Date"), by and between Network-1 Security Solutions, Inc., a Delaware corporation having its principal place of business at 445 Park Avenue, Suite 1028, New York, New York, U.S.A. ("Network-1"), and PowerDsine, Inc., a New York corporation with headquarters at 1865 New Highway, Suite 2, Farmingdale, New York, U.S.A. ("PowerDsine USA") and PowerDsine Ltd., an Israeli corporation with headquarters at 1 Hanagar Street, Neve Ne'eman Industrial Zone B, Hod Hasharon, 45421, Israel ("PowerDsine", and together with PowerDsine USA, the "PowerDsine Parties").

                                    Recitals
                                    --------

     A. Network-1 and PowerDsine USA are currently parties to a civil action pending in the United States District Court for the Southern District of New York entitled POWERDSINE INC. V. NETWORK-1 SECURITY SOLUTIONS, INC., Civil Action No. 04-CV-2502 (the "Pending Lawsuit"); and

     B. The parties to this Agreement have concluded that their interests would be best served by settling and thereby terminating and concluding the Pending Lawsuit on the terms and conditions set forth herein.

     NOW, THEREFORE, the undersigned parties to this Agreement herewith mutually agree and contract with each other, for good and valuable consideration given and received, as follows:

     1. Definitions.

     (a) "Action" means any suit, action, dispute, claim, counterclaim, arbitration or legal, administrative or other proceeding or governmental investigation, including without limitation any reexamination or request for reexamination.

     (b) "Agreement Related to Settlement and Dismissal" means the Agreement Related to Settlement and Dismissal, in the form attached hereto as Exhibit A, which, upon execution of this Agreement, will be executed by Network-1 and PowerDsine USA and filed (together with a joint motion for entry thereof) with the United States District Court for the Southern District of New York for entry by the Court as a final judgment in the Pending Lawsuit.

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     (c) "Affiliate" means, with respect to a specified person, any other person that as of the Effective Date directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person. As used herein, "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise. Without limiting the foregoing, PowerDsine is an Affiliate of PowerDsine USA.

     (d) "D-Link Party" means D-Link Systems, Inc., D-Link Corporation and any of their Affiliates, each and/or collectively.

     (e) "Dismissal Date" means the date on which the Agreement Related to Settlement and Dismissal is entered by the United States District Court for the Southern District of New York as a final judgment in the Pending Lawsuit.

     (f) "Integrated Product" means any PSE that incorporates any PowerDsine IC Product, PROVIDED, HOWEVER, a Midspan PSE shall not be an Integrated Product.

     (g) "Midspan PSE" means a particular type of PSE that is connected between, and/or injects operating power between, a switch and device(s) to be powered over Ethernet network cabling.

     (h) "Network-1 Covenanting Parties" has the meaning set forth in Section 3 hereof.

     (i) "Patent" means United States Patent Number 6,218,930, and any reissues and reexaminations thereof.

     (j) "Pending Lawsuit" has the meaning set forth in paragraph A of the Recitals to this Agreement.

     (k) "Person" or "person" means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including, without limitation, a

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"person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

     (l) "Power Over Ethernet" or "POE" means the technology used to deliver electrical power over Ethernet network cabling for the purpose of supplying operating power to devices connected to said Ethernet network.

     (m) "Power Sourcing Equipment" or "PSE" means any apparatus, device, equipment or product that supplies power to other devices in a POE implementation.

     (n) "PowerDsine Covenanted Party" means each of the PowerDsine Parties and each of their Affiliates as of the Effective Date, and each of their respective officers, directors, employees and successors.

     (o) "PowerDsine Integrated Circuit Product" or "PowerDsine IC Product" means the integrated circuit products identified on Exhibit B hereto, as well as any future variations thereof which are PowerDsine branded integrated circuit products and whose primary function is the control and management of power delivery in a POE implementation and are intended for incorporation into a PSE.

     (p) "PowerDsine IC Product Customer" means any Person that purchases any PowerDsine IC Product (1) manufactured for or by PowerDsine, (2) sold by either PowerDsine or a PowerDsine Product Distributor directly to such Person and (3) shipped by or on behalf of PowerDsine and/or a PowerDsine Product Distributor on or before the PowerDsine IC Product Customer Covenant Expiration Date to such non-PowerDsine premises or facility as directed by the purchaser.

     (q) "PowerDsine Integrated Product Vendor" means any Person that sells an Integrated Product.

     (r) "PowerDsine IC Product Customer Covenant Expiration Date" means April 30, 2006.

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     (s) "PowerDsine Midspan Product" means midspan products such as the products identified on Exhibit C hereto and future midspan products, each of which is or will be a Midspan PSE originally designed by a PowerDsine Covenanted Party, alone or together with its subcontractors, and manufactured for or by, and used or sold by PowerDsine and/or its Affiliates and/or a PowerDsine Product Distributor.

     (t) "PowerDsine Midspan Product Customer" means any Person that purchases any PowerDsine Midspan Product (1) manufactured for or by PowerDsine, (2) sold by either PowerDsine or a PowerDsine Product Distributor directly to such Person and (3) shipped by or on behalf of PowerDsine and/or a PowerDsine Product Distributor on or before the Three Year Date to such non-PowerDsine premises or facility as directed by the purchaser.

     (u) "PowerDsine PD Integrated Circuit Product" means any PowerDsine branded integrated circuit product that is intended to be incorporated into a device that receives power from a PSE and whose primary function is to control the receipt of power in a POE implementation.

     (v) "PowerDsine Product Distributor" means any authorized distributor, reseller and/or integrator of PowerDsine IC Products and/or PowerDsine Midspan Products, who has obtained such products only from a PowerDsine Party or another PowerDsine Product Distributor.

     (w) "Three Month Date" means the date that is three (3) months following the Dismissal Date.

     (x) "Three Year Date" means the date that is three (3) years following the Dismissal Date.

     2. Agreement Related to Settlement and Dismissal. Upon execution of this Agreement, Network-1 and PowerDsine USA will execute the Agreement Related to Settlement and Dismissal, in the form attached hereto as Exhibit A, and file such Agreement Related to Settlement and Dismissal, with a joint motion for entry thereof, with the United States District Court for the Southern District of New York for entry by the Court as a final judgment in the

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Pending Lawsuit. The covenants and agreements contained in this Agreement shall not be effective until the date on which the Court enters such Agreement Related to Settlement and Dismissal.

     3. Network-1 Covenants. Subject to Section 4 hereof, Network-1, on behalf of itself and its Affiliates, and each of their respective officers, directors, employees, shareholders, representatives, agents and successors (collectively, the "Network-1 Covenanting Parties"), hereby:

     (a) (1) covenants that, prior to the Three Year Date, it will not institute any action against any PowerDsine Covenanted Party or any PowerDsine Midspan Product Customer for any or all claims or liabilities for infringement of the Patent with respect to any PowerDsine Midspan Product, (2) agrees that in any action that may be instituted after the Three Year Date against (A) any PowerDsine Midspan Product Customer, Network-1 shall not seek any damages from such PowerDsine Midspan Product Customer based upon any PowerDsine Midspan Product purchased and received by such PowerDsine Midspan Product Customer on or prior to the Three Month Date, PROVIDED, HOWEVER, that Network-1 shall be permitted to seek damages from any Person based upon any PowerDsine Midspan Product that was not both purchased and received by such Person as of the Three Month Date; and (B) any PowerDsine Covenanted Party, Network-1 shall not seek any damages from such PowerDsine Covenanted Party based upon any PowerDsine Midspan Product both sold by such PowerDsine Covenanted Party and shipped to a PowerDsine Midspan Product Customer on or prior to the Three Month Date.

     (b) covenants not to sue any PowerDsine Covenanted Party for any or all claims or liabilities for infringement of the Patent, whether before or after the Dismissal Date, with respect to any PowerDsine IC Product or any PowerDsine PD Integrated Circuit Product, PROVIDED, HOWEVER, for the avoidance of doubt, such covenant shall not extend or apply to (i) any Integrated Product that incorporates any PowerDsine IC Product, (ii) any device that incorporates a PowerDsine PD Integrated Circuit Product that receives power from a PSE; or
(iii) any Person other than a PowerDsine Covenanted Party; and

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     (c) (1) covenants that, prior to the Three Month Date, it will not institute any action against any PowerDsine IC Product Customer and/or any PowerDsine Integrated Product Vendor for any or all claims or liabilities for infringement of the Patent based upon any PowerDsine IC Product and/or Integrated Product, and (2) agrees that in any action that may be instituted after the Three Month Date against any PowerDsine IC Product Customer and/or any PowerDsine Integrated Product Vendor, Network-1 shall not seek any damages from such PowerDsine IC Product Customer and/or any PowerDsine Integrated Product Vendor based upon (A) any Integrated Product that was first manufactured on or prior to the PowerDsine IC Product Customer Covenant Expiration Date; and/or (B) any PowerDsine IC Product that is or was incorporated within any such Integrated Product first manufactured on or prior to the PowerDsine IC Product Customer Covenant Expiration Date. For the avoidance of doubt, the covenant in this
Section 3(c) shall not apply as to, and shall not at any time limit Nework-1 from seeking damages related to: (i) any Integrated Product that is not first manufactured on or prior to the PowerDsine IC Product Customer Covenant Expiration Date, (ii) any product other than the products described in Section 3(c)(2), including without limitation any other POE product, and including without limitation from any PowerDsine IC Product Customer and/or PowerDsine Integrated Product Vendor, or (iii) any Person other than a PowerDsine IC Product Customer and/or any PowerDsine Integrated Product Vendor. As used in this Section 3(c), "manufacture" shall mean complete assembly of all components, assemblies and subassemblies, affixing of a serial number or other unique identifying code and packaging into final sealed packaging ready for delivery.

     4. Limitations and Exceptions to Network-1 Covenants.

     (a) The covenants in Section 3 hereof shall cease prospectively with respect to any Person (other than a PowerDsine Party, subject to Sections 5(a), 5(d), and 6(c) hereof) who, at any time after the Effective Date, institutes, or assists or cooperates in, any Action that is adverse to the interests of Network-1 as of the earliest date of such instituting, assisting or cooperating, PROVIDED, for the avoidance of doubt, that the covenants in Section 3(a)(2) and
Section 3(c)(2) shall still apply up to and including the date such Person institutes, or assists or cooperates in,

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any Action that is adverse to the interests of Network-1. Notwithstanding the foregoing sentence, this Section 4(a) shall not apply as to any counterclaims and/or defenses raised by any Person against whom Network-1, any of its Affiliates or any third party has asserted the Patent or otherwise has instituted any claim, action or proceeding under the Patent.

     (b) Nothing herein shall be deemed to confer, grant or imply any license or immunity to any Person, including without limitation any PowerDsine Covenanted Party, PowerDsine Midspan Product Customer, PowerDsine Integrated Product Vendor, or PowerDsine IC Product Customer. For the avoidance of doubt, "immunity" as used in this Section 4(b) shall not refer to the covenants not to institute an action, not to sue and not to seek damages in this Agreement.

     (c) It is the intention of the parties hereto that none of the covenants or agreements set forth in this Agreement shall exhaust the remedies of Network-1 with respect to any apparatus, system, device, equipment or product which directly or indirectly infringes the Patent even if such apparatus, system, device, equipment or product is derivative of or used in combination with any other apparatus, system, device, equipment or product subject to the covenants granted herein, and Network-1 reserves all rights to assert the Patent in such case, PROVIDED, HOWEVER, that the foregoing shall not diminish the effect of the covenants and agreements expressly set forth in this Agreement.

     (d) The parties hereto acknowledge that Network-1 has instituted that certain action titled NETWORK-1 SECURITY SOLUTIONS, INC., V. D-LINK CORP., No 6:05-CV-291 ("D-Link Litigation"). In the D-Link Litigation, Network-1 shall not seek from any D-Link Party damages based upon an Integrated Product that both
(A) incorporates any PowerDsine IC Product, and (B) was manufactured, sold and shipped by a PowerDsine Integrated Product Vendor to a D-Link Party all on or prior to March 19, 2005.

     5. PowerDsine Covenants.

     (a) Subject to Sections 5(d) and 6 hereof, the PowerDsine Parties, on behalf of each of them and their Affiliates, and each of their respective officers, directors, employees, shareholders, representatives, agents and successors, hereby covenant from and after the

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Effective Date not to institute, assist or cooperate in any Action related to the Patent, including without limitation any Action asserting noninfringement or invalidity of the Patent or any declaratory judgment action under the Patent Act of the United States, title 35, United States Code, the Declaratory Judgment Act, title 28, United States Code, or otherwise; unless the PowerDsine Parties are required to do so pursuant to any applicable law, regulation, judicial or administrative order or decree, or request by other regulatory organization having authority pursuant to the law; PROVIDED, HOWEVER, that in such case the applicable PowerDsine Party gives Network-1 reasonable advance notice of the same (so as to afford Network-1 a reasonable opportunity to appear, object and obtain appropriate relief regarding such requirement). The covenant in this
Section 5(a) shall not apply if Network-1, any of its Affiliates or any third party asserts the Patent, or otherwise institutes any claim, action or proceeding under the Patent, against any PowerDsine Party, in which case, for the avoidance of doubt, such PowerDsine Party shall not be barred from asserting any noninfringement and/or invalidity counterclaims and/or defenses related to the action or proceeding under the Patent.

     (b) The PowerDsine Parties shall use commercially reasonable efforts to provide each purchaser of PowerDsine IC Product(s) and/or PowerDsine Midspan Product(s) with a notice substantially similar in content to the following:

          "Pursuant to the Settlement Agreement among PowerDsine, Inc., PowerDsine Ltd. and Network-1 Security Solutions, Inc., you are notified that no license is granted, either directly or by implication, estoppel or otherwise, by PowerDsine or any of its Affiliates under any third party patents related to the products conveyed under this Agreement. In order to combine, modify or integrate any product with or into any other device or software, you, the customer, may need to receive patent license(s) for such third party patents which license(s) is your full responsibility as customer."

     (c) Subject to the confidentiality obligations of the PowerDsine Parties to its customers and provided that Network-1 agrees to comply with PowerDsine's reasonable confidentiality restrictions, within thirty (30) days after each of
(1) the Effective Date, (2) the PowerDsine IC Product Customer Covenant Expiration Date, and (3) the Three Year Date,

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PowerDsine USA shall use commercially reasonable efforts to provide Network-1 with a true, accurate and complete listing of every Person (except for those Persons who PowerDsine is contractually prohibited from disclosing) who is a PowerDsine IC Product Customer, PowerDsine Integrated Product Vendor, to the extent available, and/or a PowerDsine Midspan Product Customer as of such date. Where required by applicable law, rule, regulation or court order, or with the written consent of the applicable PowerDsine IC Product Customer, PowerDsine Integrated Product Vendor, to the extent available, or PowerDsine Midspan Product Customer, PowerDsine USA shall provide Network-1 with the quantity of each PowerDsine IC Product and PowerDsine Midspan Product sold and shipped to such customer and the date of such sale(s) and shipment(s).

     (d) Subject to Section 6(c), each of the PowerDsine Parties covenants and agrees that it shall not take any actions to encourage, or induce any third party to commence, or assist in the prosecution of, any judicial or administrative proceeding relating to the Patent, unless such party and/or PowerDsine Parties are required to do so pursuant to any applicable law, regulation, judicial or administrative order or decree, or request by other regulatory organization having authority pursuant to the law; PROVIDED that in such case the applicable PowerDsine Party shall provide Network-1 reasonable advance notice of the same (so as to afford Network-1 a reasonable opportunity to appear, object and obtain appropriate relief regarding such requirement).

     (e) Other than as provided in this Agreement, or to the extent required by applicable law, rule, regulation or court order, or in connection with any defense related to any Action or proceeding concerning the Patent, any written comments made by a PowerDsine Party to any unaffiliated third party (other than to advisors and counsel for such PowerDsine Party) concerning this Agreement shall not include any opinion regarding the validity (or invalidity) or noninfringement of the Patent. Under no circumstances shall a breach of this
Section 5(e) by any PowerDsine Party give Network-1 the right to terminate the terms of this Agreement.

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     6. Other Agreements and Covenants.

     (a) No party to this Agreement shall be obligated to make any payment to any other party hereto in connection with this Agreement.

     (b) Nothing herein shall be deemed an admission by any party to this Agreement of wrongdoing, liability, infringement, noninfringement, validity or invalidity.

     (c) With respect to any Action relating the Patent as to which there has been a final judicial determination that a PowerDsine Party had, as of the Effective Date, a legal obligation in connection with such Action to defend, hold harmless or indemnify a third party that is a party to such Action: (1) such indemnifying PowerDsine Party may participate in such Action by asserting any noninfringement and/or invalidity counterclaims and/or defenses related to such Action, and (2) the covenants granted in Section 3 herein shall cease prospectively as of the date of such final judicial determination. For the avoidance of doubt, in the event that Section 6(c)(2) applies, Network-1 shall not seek damages from such PowerDsine Party for any (A) PowerDsine IC Products and/or PowerDsine PD Integrated Circuit Products sold and shipped prior to such final judicial determination; and/or (B) PowerDsine Midspan Products sold and shipped prior to the Three Month Date.

     7. Representations and Warranties.

     (a) Network-1 represents and warrants that it is a corporation in good standing under the laws of the State of Delaware; that it has the authority to enter into this Agreement and to grant the rights and to incur the obligations set forth herein; and that this Agreement is valid and binding and enforceable in accordance with its terms. Network-1 further represents and warrants that it has all right, title and interest in the Patent.

     (b) PowerDsine USA represents and warrants that it is a corporation in good standing under the laws of New York; that it has the authority to enter into this Agreement and to grant the rights and to incur the obligations set forth herein; and that this Agreement is valid and binding and enforceable in accordance with its terms.

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     (c) PowerDsine represents and warrants that it is a corporation in good standing under the laws of Israel; that it has the authority to enter into this Agreement and to grant the rights and to incur the obligations set forth herein; and that this Agreement is valid and binding and enforceable in accordance with its terms.

     (d) Each party to this Agreement warrants and represents that it has not heretofore assigned, transferred, hypothecated, or purported to assign, transfer, or hypothecate to any Person not a party hereto, the whole or any part or portion of its claims or rights which constitute matters released or discharged pursuant to this Agreement.

     (e) Network-1 represents and warrants that Merlot Communications, Inc., from which the Patent was assigned to Network-1, does not possess any rights under the Patent to sue for and collect damages for infringement thereof.

     8. SEC Filings and Press Releases. PowerDsine acknowledges that following the Effective Date, Network-1 will be required to file a Form 8-K with the SEC that will include as an exhibit this Agreement (with exhibits). Prior to the execution hereof, the parties to this Agreement have provided each other with copies of press releases relating to the terms of this Agreement and each party to this Agreement has consented to the issuance of such press releases.

     9. Term and Termination.

     (a) This Agreement will commence on the Effective Date and will remain in force and effect until terminated. Other than as provided for in Section 9(b), the parties hereto may terminate the Agreement only by mutual written agreement.

     (b) In the event any party to this Agreement breaches any provision hereof and fails to cure such breach within ten (10) days of notice thereof, any other party hereto may terminate the Agreement upon written notice to the other parties hereto.

     (c) Termination of this Agreement by mutual written agreement of the parties hereto shall not, unless otherwise agreed by the parties, have the effect of terminating, revoking or

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withdrawing the covenants not to sue and other rights and obligations set forth herein with respect to matters prior to the Effective Date and during the Covenant Term up through and including the effective date of termination hereunder.

     10. Miscellaneous.

     (a) If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof and (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

     (b) Network-1, PowerDsine USA and PowerDsine have had the advice of legal counsel in entering into this Agreement, and thus do so in accordance with their own free acts and deeds. The parties to this Agreement have participated jointly in the negotiating and drafting of this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

     (c) Any and all notices, consents, or demands permitted or required to be made or given under this Agreement shall be in writing, signed by the individual giving such notice, consent, or demand and shall be delivered personally or sent by registered or certified mail, return receipt requested, to the other parties hereto at their addresses set forth below:

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     To Network-1:               Network-1 Security Solutions, Inc.
                                 445 Park Avenue, Suite 1028
                                 New York, NY  10022

                                 Attention:  Corey M. Horowitz, Chairman and CEO
                                 Telephone:  (212) 829-5770
                                 Facsimile:  (212) 829-5771

     With copies to:             Blank Rome LLP
                                 The Chrysler Building
                                 405 Lexington Avenue
                                 New York, NY  10174

                                 Attention:  Daniel J. Brown
                                 Telephone:  (212) 885-5000

                                 Blank Rome LLP
                                 600 New Hampshire Avenue, N.W., Suite 1200
                                 Washington, DC  20037

                                 Attention:  H. Keeto Sabharwal
                                 Telephone:  (202) 772-5932

                                 Clifford Chance US LLP
                                 31 West 52nd Street
                                 New York, NY  10019-6131

                                 Attention:  Victor Siber
                                 Telephone:  (212) 878-8429
                                 Facsimile:  (212) 878-8375

     To any PowerDsine Party:    PowerDsine, Inc.
                                 290 Broadhollow Road, Suite 305E
                                 Melville, NY  11747

                                 Attention:  Igal Rotem, CEO
                                 Telephone:  (631) 756-4680
                                 Facsimile:  (631) 756-4691

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     and                         PowerDsine, Ltd.
                                 1 Hanagar Street
                                 Hod Hasharon, 45421
                                 Israel

                                 Attention:  Igal Rotem, CEO
                                 Telephone:  972-9-775-5100
                                 Facsimile:  972-9-775-5111

     With a copy to:             Irell & Manella LLP
                                 1800 Avenue of the Stars, Suite 900
                                 Los Angeles, CA  90067-4276

                                 Attention: Morgan Chu
                                 Tel:  (310) 277-1010
                                 Fax:  (310) 203-7199

     (d) This Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, except in connection with a merger, acquisition, reorganization or sale of all or substantially all of such party's assets or equity. This Agreement is binding upon and inures to the benefit of the parties hereto, and their permitted assigns. Any transfer, sale, license or assignment of the Patent shall be made subject to the rights granted hereunder.

     (e) This Agreement constitutes the entire agreement between the parties to this Agreement with respect to the subject matter hereof and supersedes all previous and contemporaneous negotiations, commitments and agreements, both written and oral, between the parties with respect to such subject matter. Except for the provisions of Sections 3 through 6, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any Person, other than the parties to this Agreement and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     (f) This Agreement may be executed in separate counterparts, each of which shall be considered an original but all of which will constitute one agreement.

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     (g) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK. THE POWERDSINE PARTIES AND NETWORK-1 HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY COURT OF THE STATE OF NEW
YORK LOCATED IN THE COUNTY OF NEW YORK IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING BROUGHT BY A POWERDSINE PARTY(IES) AND/OR NETWORK-1 TO ENFORCE THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT BY SUCH PARTY TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE
THEREIN); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 10(G) AND SHALL NOT BE DEEMED TO BE A
GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF NEW
YORK OTHER THAN FOR SUCH PURPOSE AND SHALL NOT APPLY WITH RESPECT TO, OR BE DEEMED TO INDICATE THE INTENT OF ANY PARTY HERETO WITH RESPECT TO, ANY ACTION BROUGHT BY OR AGAINST ANY PERSON(S) EACH OF WHOM IS NOT A PARTY TO THIS AGREEMENT. Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of
Section 10(c). Such service of process shall have the same effect as if the party being served were a resident in the State of New York and had been lawfully served with such process in such jurisdiction. The parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party to service process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts.

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     IN WITNESS WHEREOF, each of the parties has caused two original copies of this Agreement to be executed on its behalf by its duly authorized officer as of the Effective Date.



     NETWORK-1 SECURITY SOLUTIONS, INC.



     By: /s/ Corey M. Horowitz
         ----------------------------
         Corey M. Horowitz
         Chairman and Chief Executive Officer



     POWERDSINE, INC.



     By: /s/ Igal Rotem
         ----------------------------
         Igal Rotem
         Chief Executive Officer



     POWERDSINE, LTD.



     By: /s/ Igal Rotem
         ----------------------------
         Igal Rotem
         Chief Executive Officer


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                                    EXHIBIT A

                          UNITED STATES DISTRICT COURT

                          SOUTHERN DISTRICT OF NEW YORK

                                        )
PowerDsine, Inc.,                       )
                                        )
            Plaintiff,                  )
                                        )              Civil Action No.
v.                                      )
                                        )              No. 04-CV-2502
                                        )
Network-1 Security Solutions, Inc.,     )
                                        )
                                        )
            Defendant.                  )
                                        )


                  AGREEMENT RELATED TO SETTLEMENT AND DISMISSAL

     This cause coming before the Court on the Joint Motion for Entry of Agreement Related to Settlement and Dismissal of the plaintiff, PowerDsine, Inc. ("PowerDsine"), and the defendant, Network-1 Security Solutions, Inc. ("Network-1"), final judgment is entered as follows:

     IT IS HEREBY ADJUDGED AND DECREED:

     1. This Court has jurisdiction over the parties and the subject matter pursuant to 35 U.S.C. ss.1338;

     2. The cause of action is dismissed with prejudice, PROVIDED, HOWEVER, that PowerDsine expressly reserves its right, in any future litigation regarding U.S. Patent No. 6,218,930 in which PowerDsine is a defendant or has been joined as a party (in either case, other than through PowerDsine's own action to voluntarily become such a party), to assert any noninfringement and/or invalidity counterclaims and/or defenses related to such action;

     3. The parties shall bear their own costs of this action, and all rights of appeal are waived; and

     4. All relief not expressly granted herein is denied.

                                    EXHIBIT A

                                                                  EXECUTION COPY


                    Signed this _______ day of ______________, 2005.



                    __________________________________________
                    United States District Judge


     The parties hereby agree to entry of the foregoing Agreement Related to Settlement and Dismissal as a final judgment in this action.



Network-1 Security Solutions, Inc.,          PowerDsine, Inc.,
By its attorneys,                            By its attorneys,


Daniel J. Brown (DB-7458)                    Matthew M. D'Amore (MD-8229)
Blank Rome LLP                               Morrison & Foerster LLP
The Chrysler Building                        1290 Avenue of the Americas
405 Lexington Avenue                         New York, NY   10104-0050
New York, NY  10174                          Telephone:  (212) 468-8000
Tel:  (212) 885-5000
H. Keeto Sabharwal (KS-1763)                 Morgan Chu
Blank Rome LLP                               Irell & Manella LLP
600 New Hampshire Avenue, N.W., Suite 1200   1800 Avenue of the Stars, Suite 900
Washington, DC  20037                        Los Angeles, CA  90067-4276
Tel: (202) 772-5932                          Telephone:  (310) 277-1010
                                             Facsimile:  (310) 203-7199


     Dated: ____________________, 2005


                                    EXHIBIT A

                                                                    EXHIBIT 10.1
                                                                    ------------

                                                                  EXECUTION COPY

                                    EXHIBIT B

                     POWERDSINE INTEGRATED CIRCUIT PRODUCTS

All stock keeping units corresponding to the following IC products.


PRODUCT         DESCRIPTION
============    ================================================================
PD64012         12-channel Power-over-Ethernet Manager integrated circuit
                ("Ron" chip)
------------    ----------------------------------------------------------------
PD64004         4-channel Power-over-Ethernet Manager integrated circuit
------------    ----------------------------------------------------------------
PD64008         8-channel Power-over-Ethernet Driver integrated circuit
                ("Ido" chip)
------------    ----------------------------------------------------------------
PD33000         PoE+ Controller
------------    ----------------------------------------------------------------
PD63000         8-bit Microcontroller Unit
------------    ----------------------------------------------------------------
PDIC66000       16-bit Microcontroller Unit
------------    ----------------------------------------------------------------
PD65008         8-port Power-over-Ethernet SIP Driver
------------    ----------------------------------------------------------------
PD66000         Power-over-Ethernet SIP Controller
------------    ----------------------------------------------------------------
PD65008-DIMM    8-port Power-over-Ethernet DIMM Driver
------------    ----------------------------------------------------------------
PD66000-DIMM    Power-over-Ethernet DIMM Controller
------------    ----------------------------------------------------------------
PD67012M        12-port Power-over-Ethernet Master DIMM
------------    ----------------------------------------------------------------
PD67024M        24-port Power-over-Ethernet Master DIMM
------------    ----------------------------------------------------------------
PD67024S        24-port Power-over-Ethernet Slave DIMM
------------    ----------------------------------------------------------------
PD-IM-7024      Power-over-Ethernet Power Module
------------    ----------------------------------------------------------------
PD-IM-7124      24-port Power-over-Ethernet SIP
------------    ----------------------------------------------------------------
PD-IM-7148      48-port Power-over-Ethernet SIP
------------    ----------------------------------------------------------------
PD IM-4024      Integrated 24P/48V Daughter Board
------------    ----------------------------------------------------------------
PD-IM-6024      Integrated 24P/ 48V Daughter Board
------------    ----------------------------------------------------------------

                                    EXHIBIT B

                                                                    EXHIBIT 10.1
                                                                    ------------

                                                                  EXECUTION COPY

                                    EXHIBIT C

                           POWERDSINE MIDSPAN PRODUCTS

All stock keeping units corresponding to the following midspans, including but not limited to different part numbers related to alternative power sources and levels of management functionality.


PRODUCT         DESCRIPTION
============    ================================================================
PD-6001         1-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-6006         6-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-6012         12-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-6024         24-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-3001         1-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-3006         6-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-3012         12-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-4001         1-port Power-over Ethernet midspan
------------    ----------------------------------------------------------------
PD-4006         6-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-4012         12-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-4024         24-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-6548         High Density, Condensed 48-port Power over Ethernet Midspan
------------    ----------------------------------------------------------------
PD-8001         1-port Power-over Ethernet midspan
------------    ----------------------------------------------------------------
PD-8006         6-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-8012         12-port Power-over-Ethernet midspan
------------    ----------------------------------------------------------------
PD-401          Low Voltage Power-over-Ethernet splitter
------------    ----------------------------------------------------------------
PD-601          18-Volt Power-over-Ethernet splitter
------------    ----------------------------------------------------------------
PD-801          High Voltage Power-over-Ethernet splitter
------------    ----------------------------------------------------------------
PD-6006G        6-port Power-over-Gigabit Ethernet midspan
------------    ----------------------------------------------------------------
PD-6012G        12-port Power-over-Gigabit Ethernet midspan
------------    ----------------------------------------------------------------
PD-6024G        24-port Power-over-Gigabit Ethernet midspan
------------    ----------------------------------------------------------------

                                    EXHIBIT B